UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023 (December 19, 2023)
Allspring Multi-Sector Income Fund
(Exact name of registrant as specified in its charter)
Delaware	811-21331	56-2355707
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203
(Address of principal executive offices)		(Zip Code)
(800) 222-8222
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ERC	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]

Item 7.01 Regulation FD Disclosure.

Amended and Restated By-Laws. On December 19, 2023, the Board of Trustees of Allspring Multi-Sector Income Fund, a registered closed-end management investment company (the “Fund”), approved the adoption of the Amended and Restated By-Laws of the Fund (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

On December 21, 2023, the Fund issued a press release in connection with the adoption of the Amended and Restated By-Laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated By-Laws
99.1 Press Release, dated December 21, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSPRING MULTI-SECTOR INCOME FUND
By: /s/ Maureen E. Towle

Name: Maureen E. Towle
Title: Assistant Secretary
DATE: December 21, 2023

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